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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                (Amendment No. )

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 8, 2005 ( June 1, 2005)


                               TNR Technical, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

                                    New York
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            (State or jurisdiction of incorporation or organization)

                                     0-13011
                            ------------------------
                            (Commission File Number)

                                   11-2565202
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                     (I.R.S. Employer Identification Number)

                    301 Central Park Drive, Sanford, FL 32771
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               (Address of principal executive offices (Zip Code)

                   Registrant's telephone number: 407-321-3011

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement
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         The Company's principal executive office, sales, distribution and assembly facility is located at 301 Central Park Drive, Sanford, Florida 32771. These facilities, which consist of approximately 8,000 square feet of space, are leased from RKW Holdings Ltd., a Florida Limited Partnership, controlled by Wayne Thaw, an executive officer and director of the Company. The original Florida lease provided for a term of ten years with a current monthly base rent of $8,272 (including sales taxes) with annual increases of five percent over the preceding year's base rent. The Company is also responsible for the payment of all insurance, property, and other taxes related to the leased facilities. In fiscal 2004, 2003, 2002, 2001 and 2000, $90,785, $88,462, $85,345, $78,424,
$74,690 and $71,133, respectively, were paid by the Company to RKW, which amount increased by approximately 5% for fiscal 2005 over 2004. The foregoing amounts paid to RKW do not include insurance reimbursement of approximately $2,000 per year and property taxes paid of approximately $9,000 per year.

         On June 1, 2005, the Board of Directors of TNR Technical, Inc. approved a five year extension of the expiration date of its lease with RKW from May 31, 2006 to May 31, 2011 and an annual five percent increase in the monthly base rent. A copy of the lease is filed as Exhibit 10.0.


Item 9.01.   Financial Statements and Exhibits.
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             Exhibit-10.0- Amended Lease with RKW HOLDINGS, LTD.



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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       TNR Technical, Inc.


Dated:  June 8, 2005                   By: /s/ Wayne Thaw
                                       -----------------------------------
                                       Wayne Thaw, Chief Executive Officer